SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                       September 12, 1997


                           AAON, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)



Nevada                            33-18336-LA             87-0448736
------                            -----------             ----------
(State or other jurisdiction      (Commission          (IRS Employer
of incorporation)                 File Number)    Identification No.)


             2425 South Yukon, Tulsa, Oklahoma 74107
             ---------------------------------------
             (Address of principal executive offices)

Registrant's telephone number, including area code:(918) 583-2266


<PAGE 2>
Item 5.   OTHER EVENTS.

          On   September   12,  1997,  Registrant   executed
          Amendment One to Second Restated Revolving  Credit
          Loan Agreement effective June 30, 1997.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  A  copy  of Amendment One to Second  Restated
               Revolving Credit Loan Agreement is filed herewith as Exhibit 1.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AAON, INC.



Date:  September 26, 1997     By:  /s/ John B. Johnson, Jr.
                                   --------------------------
                                       John B. Johnson, Jr.,
                                       Secretary



<PAGE 3>
                            EXHIBIT 1

                    AMENDMENT ONE TO SECOND
            RESTATED REVOLVING CREDIT LOAN AGREEMENT

     THIS AMENDMENT ONE TO SECOND RESTATED REVOLVING CREDIT LOAN AGREEMENT ("Amendment"), is made and entered into effective as of June 30, 1997, by and between AAON, INC.,an Oklahoma corporation and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.) (separately and collectively, the "Borrower") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association ("Bank").

                            RECITALS

     A.    Reference  is  made to the Second  Restated  Revolving
Credit  Loan  Agreement  dated effective July  1,  1996,  between
Borrower and Bank (as amended, the "Credit Agreement"), pursuant to which currently exists a $12,150,000 Revolving Line.

     B. Borrower has requested Bank to: (i) increase the principal amount of the $12,150,000 Revolving Line to $15,150,000 and (ii) extend the commitment to June 30, 1999. Bank has agreed to accommodate Borrower's request, subject to the terms and conditions set forth below. All terms used herein shall have the meanings given in the Credit Agreement, unless otherwise expressly defined.

     For valuable consideration received, the parties agree to the following:

                           AGREEMENT

     1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

          1.1. Section 1.36 is hereby amended to read: "'Note' means the $15,150,000 Revolving Credit Note." The form of the $15,150,000 Revolving Credit Note is attached as Schedule "1.1" hereto. All references to "$12,150,000" are hereby deleted and replaced with "$15,150,000".

     2. CONDITIONS PRECEDENT. The making of any loan or letter of credit provided for herein, shall be conditioned upon the Borrower executing and/or delivering the following:

          2.1. This Amendment, with all schedules attached.

          2.2. $15,150,000 Revolving Credit Note.

          2.3. Evidence of Good Standing for each Borrower from its respective state of incorporation.

          2.4. Certificate of Name Change issued by the State of Texas for AAON Coil Products, Inc.

<PAGE 4>
          2.5. Amended UCC-1 for AAON Coil Products, Inc., in the form and content of SCHEDULE "2.5(A)" and SCHEDULE
               "2.5(B)" attached hereto.

          2.6. Any other instruments, documents and/or agreements reasonably required by Bank in connection herewith.

     3. RATIFICATION. Borrower hereby ratifies and confirms all Loan Documents to which it is a party, and represents and warrants that: (i) the Loan Documents remain in full force and effect and unchanged except as expressly amended hereby, (ii) all representations and warranties made thereunder are true and correct as of the date hereof and (iii) no Event of Default exists as of the execution of this Amendment. Borrower further represents and warrants that the Security Agreement delivered to Bank in connection with the Credit Agreement remains in full force and effect, and that it shall additionally secure payment of the $15,150,000 Revolving Credit Note, together with extensions, renewals and changes in form thereof.

     4. RATIFICATION (Guaranty). AAON, Inc., a Nevada corporation hereby ratifies and confirms its Guaranty Agreement, and agrees that it is hereby amended to evidence that it shall additionally guaranty payment of the $15,150,000 Revolving Credit Note, together with extensions, renewals and changes in form thereof. Guarantor represents and warrants to Bank that it is in full and complete compliance with the terms and conditions of the Guaranty Agreement, and any representations and warranties made therein remain true and correct in all material respects.

     5. NAME CHANGE. The Bank hereby acknowledges the name change of CP/AAON, Inc to AAON Coil Products, Inc., a Texas corporation. Borrower represents and warrants that the first and prior security interest granted to the Bank in all assets of CP/AAON continue to secure the Loan. Borrower shall provide evidence from the State of Texas recognizing the name change.

     6. GOVERNING LAW AND BINDING EFFECT. This instrument shall be governed by and construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, trustees, successors and assigns.

     7.    COSTS, EXPENSES AND FEES.  Borrower agrees to pay  all
costs,   expenses  and  fees  incurred  in  connection  herewith,
including, without limitation, the fees of Riggs, Abney, Neal, Turpen, Orbison & Lewis.

                                   "Borrower"

                                   AAON, INC., an Oklahoma
                                   corporation


                                   By  /s/ Norman H. Asbjornson
                                       ---------------------------
                                           Norman H. Asbjornson,
                                           President
<PAGE 5>
                                   AAON COIL PRODUCTS, INC.,
                                   a Texas corporation (formerly
                                   known as CP/AAON, Inc.)


                                   By  /s/ Norman H. Asbjornson
                                       ---------------------------
                                           Norman H. Asbjornson,
                                           President


                                   "Bank"

                                   BANK OF OKLAHOMA,
                                   NATIONAL  ASSOCIATION


                                   By  /s/ Denise L. Maltby
                                       --------------------------
                                           Denise L. Maltby
                                           Senior Vice President

                                   "Guarantor"

                                   AAON, INC., a Nevada corporation


                                   By  /s/ Norman H. Asbjornson
                                       ---------------------------
                                           Norman H. Asbjornson,
                                           President
<PAGE 6>
                         Schedule "1.1"

              ($15,150,000 Revolving Credit Note)

<PAGE 7>
                        PROMISSORY NOTE


$15,150,000                        Effective Date:  June 30, 1997
                                                  Tulsa, Oklahoma


    FOR VALUE RECEIVED, the undersigned, AAON, INC., an Oklahoma corporation and AAON COIL PRODUCTS, INC., a Texas corporation (formerly known as CP/AAON, Inc.) (separately and collectively "Maker"), jointly and severally promise to pay to the order of BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("Lender"), at its offices in Tulsa, Oklahoma, the principal sum of FIFTEEN MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($15,150,000), or, if less, the aggregate sum of advances made by Lender to Maker under the Second Restated Revolving Credit Agreement ("Credit Agreement") of even date herewith, as follows:

    a.   PRINCIPAL.   Principal  shall be  payable  on  June  30,
         1999.

    b. INTEREST. Interest shall be payable on the last day of each month (except for interest on LIBOR Loans which shall be payable on the last day of the applicable Interest Period) and at maturity, commencing July 31, 1997, based upon the type of loan and interest rate related thereto as more specifically described in the Credit Agreement, which terms are incorporated herein by reference.

    This Note is the "Note" referred to in the Credit Agreement. Reference is made to the Credit Agreement for provisions for interest accrual, the interest rate, the payment and prepayment hereof and for the acceleration of the maturity hereof, all of which are incorporated herein and made a part hereof. Terms defined in said Credit Agreement are used herein as therein defined.

    All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at Lender's office described above, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the holder hereof shall have received credit therefor from the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.

    From time to time the maturity date of this Note may be extended or this Note may be renewed, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests or liens given for the benefit of the holder in connection herewith; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

<PAGE 8>
    The Maker and any endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal, extension, acceleration, postponement of the time of payment, substitution, exchange or release of collateral and to the release of any party or person primarily or contingently liable without prejudice to the holder and without notice to the Maker or any endorser, guarantor or surety. Maker and any guarantor, endorser, surety or any other person who is or may become liable hereon will, on demand, pay all costs of collection, including reasonable attorney fees of the holder hereof in attempting to enforce payment of this Note and reasonable attorney fees for defending the validity of any document securing this Note as a valid first and prior lien.

    This Note is given for an actual loan of money for business purposes and not for personal, agricultural or residential purposes, and is executed and delivered in the State of Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma. This Note is an increase and extension of the $12,150,000 Promissory Note dated effective
July 1, 1996.

                              AAON, INC., an Oklahoma corporation

                              By  /s/ Norman H. Asbjornson
                                  ---------------------------
                                      Norman H. Asbjornson,
                                      President


                              AAON COIL PRODUCTS, INC.,
                              a Texas corporation (formerly
                              known as CP/AAON, Inc.)

                              By  /s/ Norman H. Asbjornson
                                  ---------------------------
                                      Norman H. Asbjornson,
                                      President

<PAGE 9>
                       Schedule "2.5(A)"

                (UCC-1 -- AAON Coil - Oklahoma)

<PAGE 10>
                       STATE OF OKLAHOMA
                  AMENDED FINANCING STATEMENT
                           FORM UCC-1


"Debtor"                                      "Secured Party"

AAON COIL PRODUCTS, INC.,                     BANK OF OKLAHOMA, NATIONAL
a Texas corporation, formerly known           ASSOCIATION
as CP/AAON, Inc.                              7 East 2nd Street
2425 South Yukon                              Tulsa, Oklahoma 74172
Tulsa, Oklahoma  74107


This  Financing  Statement hereby amends the financing  statement
No. __________ to reflect the change in name of the Debtor.

File with:     Oklahoma County Clerk, State of Oklahoma.


"Debtor"                                     "Secured Party"

AAON COIL PRODUCTS, INC.,                    BANK OF OKLAHOMA,
formerly known as CP/AAON, Inc.              NATIONAL ASSOCIATION

By                                           By  /s/ Denise L. Maltby
  -----------------------------                  ----------------------
Name                                                 Denise  L. Maltby,
    ---------------------------                      Vice President
Title
     --------------------------

<PAGE 11>
                       Schedule "2.5(B)"

                  (UCC-1 -- AAON Coil - Texas)


<PAGE 12>
                         STATE OF TEXAS
                  AMENDED FINANCING STATEMENT
                           FORM UCC-1


"Debtor"                                    "Secured Party"

AAON COIL PRODUCTS, INC.,                    BANK OF OKLAHOMA, NATIONAL
a Texas corporation, formerly known          ASSOCATION
as CP/AAON, Inc.                             7 East 2nd Street
2425 South Yukon                             Tulsa, Oklahoma  74172
Tulsa, Oklahoma  74107


This  Financing  Statement hereby amends the financing  statement
No.                  to reflect the change in name of the Debtor.

File with:     Secretary of State, State of Texas.


"Debtor"                                     "Secured Party"

AAON COIL PRODUCTS, INC.,                    BANK OF OKLAHOMA,
formerly known as CP/AAOn, Inc.              NATIONAL ASSOCIATION

By                                           By  /s/ Denise L. Maltby
  -----------------------------                  ------------------------
Name                                                 Denise  L. Maltby,
    ---------------------------                      Vice President
Title
     --------------------------